SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS

On October 11, 2022, the Company paid $390,701 in cash to fulfill the remaining amounts outstanding under the 2021 Notes.

On October 28, 2022, the Company completed a 1-for-20 reverse split of its outstanding common stock. All references in these consolidated financial statements to shares and per share amounts in all periods have been retroactively restated to reflect the split.

In the fourth quarter of 2022, the Company issued 573,944 shares of common stock as a result of conversions of $2.1 million of principal and interest of the 2022 Notes.

NOTE 12 - SUBSEQUENT EVENTS

On January 26, 2022, two proposals were approved at a special meeting of stockholders. The first proposal approved the issuance of shares of common stock upon the conversion of the 2021 Notes, as discussed in Note 7, and the exercise of the related warrants, in order to comply with certain Nasdaq rules. The second proposal approved an Amended and Restated 2021 Omnibus Incentive Plan, including an additional 150,000 shares available for future grant. Following this approval, the Company has granted a total of 99,300 stock options and 46,367 restricted stock units under the Plan to employees and consultants in 2022.

In the first quarter of 2022, the Company has issued 235,428 shares of common stock in repayment of $6.4 million in monthly redemptions of the 2021 Notes, as discussed in Note 7.

On October 28, 2022, the Company completed a 1-for-20 reverse split of its outstanding common stock. All references in these consolidated financial statements to shares and per share amounts have been retroactively restated to reflect the split.